Income Tax	12 Months Ended
Dec. 31, 2022
Income Tax
Income Tax
12.	INCOME TAX

	Year ended December 31
Reconciliation of effective tax rate	2022	2021

Net loss	$(24.442)	$(31,542)
Total income tax expense	107	-
Loss excluding income tax	(24,335)	(31,542)
Income tax recovery using the Company's domestic tax rate	(6,570)	(8,516)
Non-deductible expenses and other	631	764
Change in tax rates	-	-
Deferred income tax assets not recognized	5,832	7,752
	$(107)	$-

The Company's domestic tax rate for the year was 27% (2021 – 27%).

	December 31	December 31
Deferred income tax assets (liabilities)	2022	2021
Tax losses	$2,167	$2,451
Net deferred income tax assets	2,167	2,451
Resource property/investment in Pebble Partnership	(2,167)	(2,451)
Equipment	–	–
Net deferred income tax liability	$–	$–

The Group had the following temporary differences at December 31, 2022, in respect of which no deferred tax asset has been recognized:

		Resource
Expiry	Tax losses	pools	Other
Within one year	$–	$–	$–
One to five years	–	–	3,059
After five years	320,663	–	–
No expiry date	38,643	93,688	190
Total	$359,306	$93,688	$3,249

The Group has net operating tax losses in the US totalling $38.6 million that can be only utilized to a maximum of 80% of taxable income.

The Group has taxable temporary differences in relation to investments in foreign subsidiaries or branches of $7.6 million (2021 – $8.6 million) which has not been recognized because the Group controls the reversal of liabilities and it is expected it will not reverse in the foreseeable future.